Available-for-Sale Securities - Available-for-Sale Securities Debt Maturities Market Value (Detail) - USD ($) $ in Thousands	Sep. 30, 2023	Sep. 30, 2022
Debt Securities, Available-for-Sale, Fair Value, Fiscal Year Maturity [Abstract]
Due within one year	$ 365,233
1 to 2 years	85,236
2 to 3 years	66,964
3 to 4 years	13,372
Total	$ 530,805	$ 510,965